EXHIBIT (O) UNDER FORM N-1A
                                            EXHIBIT (24) UNDER ITEM 601/REG. S-K

                                POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretary of FEDERATED U.S. GOVERNMENT SECURITIES
FUND: 2-5 YEARS and the Deputy General Counsel of Federated Investors, and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                          TITLE                                 DATE
----------                          -----                                 ----



/S/ JOHN F. DONAHUE                 Chairman                  January 16, 2001
---------------------------------
John F. Donahue                       (Chief Executive Officer)



/S/ J. CHRISTOPHER DONAHUE          President                 January 16, 2001
---------------------------------
J. Christopher Donahue

/S/ RICHARD J. THOMAS               Treasurer                 January 16, 2001
---------------------------------
Richard J. Thomas                    (Principal Financial and
                                      Accounting Officer)


/S/ THOMAS G. BIGLEY                Trustee                   January 16, 2001
---------------------------------
Thomas G. Bigley

/S/ JOHN T. CONROY, JR.             Trustee                   January 16, 2001
---------------------------------
John T. Conroy, Jr.



/S/ NICHOLAS P. CONSTANTAKIS        Trustee                   January 16, 2001
---------------------------------
Nicholas P. Constantakis

SIGNATURES                          TITLE                                 DATE
----------                          -----                                 ----



/S/ JOHN F. CUNNINGHAM              Trustee                   January 16, 2001
---------------------------------
John F. Cunningham

/S/ LAWRENCE D. ELLIS, M.D.         Trustee                   January 16, 2001
---------------------------------
Lawrence D. Ellis, M.D.



/S/ PETER E. MADDEN                 Trustee                   January 16, 2001
---------------------------------
Peter E. Madden

/S/ CHARLES F. MANSFIELD, JR.       Trustee                   January 16, 2001
---------------------------------
Charles F. Mansfield, Jr.



/S/ JOHN E. MURRAY, JR.             Trustee                   January 16, 2001
---------------------------------
John E. Murray, Jr.



/S/ MARJORIE P. SMUTS               Trustee                   January 16, 2001
---------------------------------
Marjorie P. Smuts

/S/ JOHN S. WALSH                   Trustee                   January 16, 2001
---------------------------------
John S. Walsh

                                                 EXHIBIT (O) (I) UNDER FORM N-1A
                                        EXHIBIT (24) (I) UNDER ITEM 601/REG. S-K



                                POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretary of FEDERATED U.S. GOVERNMENT SECURITIES
FUND: 2-5 YEARS and the Deputy General Counsel of Federated Investors, and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                          TITLE                                 DATE


/S/ WILLIAM D. DAWSON, III          Chief Investment Officer  January 16, 2001
William D. Dawson, III



Sworn to and subscribed before me this 16TH day of JANUARY, 2001




/S/ JANICE L. VANDENBERG            Notary Public
Janice L. Vandenberg